                                                                    Exhibit 99.1

                                                                     [Execution]

                 AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT (this "Amendment No.
9"), dated as of July 18, 2006, by and among Handy & Harman, a New York corporation ("H&H"), OMG, Inc., a Delaware corporation formerly known as Olympic
Manufacturing Group, Inc. ("OMG"), Continental Industries, Inc., an Oklahoma
corporation ("Continental"), Maryland Specialty Wire, Inc., a Delaware
corporation ("Maryland Wire"), Handy & Harman Tube Company, Inc., a Delaware
corporation ("H&H Tube"), Camdel Metals Corporation, a Delaware corporation
("Camdel"), Canfield Metal Coating Corporation, a Delaware corporation
("Canfield"), Micro-Tube Fabricators, Inc., a Delaware corporation
("Micro-Tube"), Indiana Tube Corporation, a Delaware corporation ("Indiana
Tube"), Lucas-Milhaupt, Inc., a Wisconsin corporation ("Lucas"), Handy & Harman
Electronic Materials Corporation, a Florida corporation ("H&H Electronic"),
Sumco Inc., an Indiana corporation ("Sumco" and together with H&H, OMG,
Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana
Tube, Lucas and H&H Electronic, each individually, a "Borrower" and collectively, "Borrowers"), Handy & Harman of Canada, Limited, an Ontario
corporation ("H&H Canada"), ele Corporation, a California corporation ("ele"),
Alloy Ring Service Inc., a Delaware corporation ("Alloy"), Daniel Radiator
Corporation, a Texas corporation ("Daniel"), H&H Productions, Inc., a Delaware corporation ("H&H Productions"), Handy & Harman Automotive Group, Inc., a
Delaware corporation ("H&H Auto"), Handy & Harman International, Ltd., a
Delaware corporation ("H&H International"), Handy & Harman Peru, Inc., a
Delaware corporation ("H&H Peru"), KJ-VMI Realty, Inc., a Delaware corporation
("KVR"), Pal-Rath Realty, Inc., a Delaware corporation ("Pal-Rath"), Platina
Laboratories, Inc., a Delaware corporation ("Platina"), Sheffield Street
Corporation, a Connecticut corporation ("Sheffield"), SWM, Inc., a Delaware corporation ("SWM"), Willing B Wire Corporation, a Delaware corporation
("Willing" and together with H&H Canada, ele, Alloy, Daniel, H&H Productions,
H&H Auto, H&H International, H&H Peru, KVR, Pal-Rath, Platina, Sheffield and
SWM, each individually, a "Guarantor" and collectively, "Guarantors"), Wachovia
Bank, National Association, a national banking association that is successor by merger to Congress Financial Corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, "Agent"), and the financial institutions party thereto as lenders (collectively, "Lenders"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                              W I T N E S S E T H:

         WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders)
have made and provided and may hereafter make and provide loans, advances and other financial accommodations to Borrowers as set forth in the Loan and
Security Agreement, dated as of March 31, 2004, by and among Agent, Lenders,
Borrowers and Guarantors (as amended by Consent and Amendment No. 1 to Loan and
Security Agreement, dated as of August 31, 2004, Amendment No. 2 to Loan and
Security Agreement, dated as of October 29, 2004, Amendment No. 3 to Loan and

Security Agreement, dated as of December 29, 2004, Amendment No. 4 to Loan and
Security Agreement, dated as of May 20, 2005, Amendment No. 5 to Loan and
Security Agreement, dated as of September 8, 2005, Amendment No. 6 and Waiver to
Loan and Security Agreement, dated as of December 29, 2005, Consent and
Amendment No. 7 to Loan and Security Agreement, dated as of January 24, 2006 and
Consent and Amendment No. 8 to Loan and Security Agreement, dated as of March
31, 2006 and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto
(all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated
or replaced, being collectively referred to herein as the "Financing
Agreements");

         WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

         WHEREAS, by this Amendment No. 9, Borrowers, Guarantors, Agent and
Lenders desire and intend to evidence such amendments;

         NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

         1.     AMENDMENTS TO DEFINITIONS.

                (a)    The definition of "Applicable Margin" in Section 1.8 of
the Loan Agreement is hereby amended by deleting such definition and replacing it with the following:

                       "1.8 `Applicable Margin' shall mean, at any time, as to
                the Interest Rate for Prime Rate Loans and the Interest Rate for
                Eurodollar Rate Loans, the applicable percentage (on a per annum basis) set forth below if the Quarterly Average Excess
                Availability for the immediately preceding fiscal quarter is at or within the amounts indicated for such percentage:

                                  -------------------------------------------------------------------------------------
                                          Applicable Prime Rate Margin             Applicable Eurodollar Rate Margin
                                  -------------------------------------------------------------------------------------
                                                Term Loans                                 Term Loans
                                                   and                                         and
                                                Equipment                                   Equipment
                                  Revolving      Purchase       Supplemental    Revolving    Purchase      Supplemental
Tier     Excess Availability        Loans       Term Loans       Term Loans      Loans      Term Loans      Term Loans
-----------------------------------------------------------------------------------------------------------------------
 I       $12,500,000 or more         0%             0%             2.00%          1.75%         1.75%           3.75%

                                                            2

-----------------------------------------------------------------------------------------------------------------------
 II      Equal to or greater       .25%           .25%             2.25%          2.00%         2.00%           4.00%
         than $10,000,000 but
         less than $12,500,000
-----------------------------------------------------------------------------------------------------------------------
 III     Less than                 .50%           .50%             2.50%          2.25%         2.25%           4.25%
         $10,000,000
-----------------------------------------------------------------------------------------------------------------------

                PROVIDED, THAT, the Applicable Margin shall be calculated and established once each fiscal quarter (commencing with the fiscal quarter beginning July 1, 2006), effective as of the first day of the second month of such fiscal quarter."

                (b)    The definition of "Commitment" in Section 1.24 of the
Loan Agreement is hereby amended by deleting such definition and replacing it with the following:

                       "1.24 `Commitment' shall mean, at any time, as to each
                Lender, the principal amount set forth opposite such Lender's name on Schedule 1 hereto or on Schedule 1 to the Assignment and
                Acceptance pursuant to which such Lender became a Lender
                hereunder in accordance with the provisions of Section 13.7 hereof, as the same may be adjusted from time to time in
                accordance with the terms hereof; sometimes being collectively referred to herein as `Commitments'."

                (c)    The definition of "Excess Availability" in Section 1.46
of the Loan Agreement is hereby amended by deleting "or the Equipment Purchase
Term Loans" and replacing it with ", the Equipment Purchase Term Loans or the
Supplemental Term Loans".

                (d)    The definition of "Fixed Charges" in Section 1.57 of the
Loan Agreement is hereby amended by deleting "and the Equipment Purchase Term
Loans" and replacing it with ", the Equipment Purchase Term Loans and the
Supplemental Term Loans".

                (e)    The definition of "Interest Rate" in Section 1.69 of the
Loan Agreement is hereby amended by deleting such definition and replacing it with the following:

                       "1.69 `Interest Rate' shall mean,

                              (a)    Subject to clause (b) of this definition
                below:

                                     (i)     as to Revolving Loans which are
                Prime Rate Loans, a rate per annum equal to the Applicable
                Margin in excess of the Prime Rate,

                                     (ii)    as to Revolving Loans which are
                Eurodollar Rate Loans, a rate per annum equal to the Applicable

                Margin in excess of the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by a Borrower, or by Administrative Borrower on behalf of such Borrower, as in effect three (3) Business Days after the date of receipt by Agent of the request of or on behalf of such
                Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to any Borrower or Guarantor),

                                     (iii)   as to Term Loans or Equipment
                Purchase Term Loans which are Prime Rate Loans, a rate per annum equal to the Applicable Margin in excess of the Prime Rate,

                                     (iv)    as to Term Loans or Equipment
                Purchase Term Loans which are Eurodollar Rate Loans, a rate per annum equal to the Applicable Margin in excess of the Adjusted
                Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by a Borrower, or by
                Administrative Borrower on behalf of such Borrower, as in effect three (3) Business Days after the date of receipt by Agent of the request of or on behalf of such Borrower for such Eurodollar
                Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to any
                Borrower or Guarantor),

                                     (v)     as to Supplemental Term Loans which
                are Prime Rate Loans, a rate per annum equal to the Applicable
                Margin in excess of the Prime Rate, and

                                     (vi)    as to Supplemental Term Loans which
                are Eurodollar Rate Loans, a rate per annum equal to the
                Applicable Margin in excess of the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the
                Interest Period selected by a Borrower, or by Administrative
                Borrower on behalf of such Borrower, as in effect three (3)
                Business Days after the date of receipt by Agent of the request of or on behalf of such Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to any Borrower or
                Guarantor).

                              (b)    Notwithstanding anything to the contrary
                contained herein, the Applicable Margin otherwise used to
                calculate the Interest Rate for Loans in accordance with clause
                (a) above shall be the highest percentage set forth in the definition of the term Applicable Margin for each category of such Loans (without regard to the amount of Quarterly Average
                Excess Availability) plus two (2%) percent per annum, at Agent's option, without notice (i) either (A) for the period on and after the effective date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds or (B) for the period from and after the date of the occurrence of any Event of
                Default, and for so long as such Event of Default is continuing as determined by Agent in its reasonable discretion and (ii) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Agent's or any
                Lender's knowledge or consent and whether made before or after an Event of Default)."

                (f)    The definition of "Loans" in Section 1.79 of the Loan
Agreement is hereby amended by deleting such definition and replacing it with the following:

                       "1.79 `Loans' shall mean, collectively, the Revolving
                Loans, the Term Loans, the Equipment Purchase Term Loans and the
                Supplemental Term Loans."

                (g)    The definition of "Maximum Credit" in Section 1.82 of the
Loan Agreement is hereby amended by deleting such definition and replacing it with the following:

                       "1.82 `Maximum Credit' shall mean $100,000,000."

                (h)    The definition of "Pro Rata Share" in Section 1.108 of
the Loan Agreement is hereby amended by deleting such definition and replacing it with the following:

                       "1.108 `Pro Rata Share' shall mean as to any Lender, (a)
                with respect to matters related to the Commitment of a Lender for Supplemental Term Loans, the fraction (expressed as a
                percentage) the numerator of which is such Lender's Commitment for Supplemental Term Loans and the denominator of which is the aggregate amount of all of the Commitments of Lenders for
                Supplemental Term Loans, as adjusted from time to time in
                accordance with the provisions of Section 13.7 hereof; PROVIDED,
                THAT, if the Commitments for Supplemental Term Loans have been terminated, the numerator shall be the unpaid amount of such
                Lender's Supplemental Term Loans and the denominator shall be the aggregate amount of all unpaid Supplemental Term Loans, and
                (b) with respect to all other matters, the fraction (expressed as a percentage) the numerator of which is such Lender's
                Commitment and the denominator of which is the aggregate amount of all of the Commitments of Lenders, as adjusted from time to time in accordance with the provisions of Section 13.7 hereof;
                PROVIDED, THAT, if the Commitments have been terminated, the numerator shall be the unpaid amount of such Lender's Loans and its interest in the Letter of Credit Accommodations and the denominator shall be the aggregate amount of all unpaid Loans and Letter of Credit Accommodations."

                (i)    The definition of "Revolving Loan Limit" in Section 1.120
of the Loan Agreement is hereby amended by deleting such definition and replacing it with the following:

                       "1.120 `Revolving Loan Limit' shall mean the amount equal
                to $64,850,000."

         2.     ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the following meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following:

                (a)    "Amendment No. 9" shall mean Amendment No. 9 to Loan and
Security Agreement by and among Borrowers, Guarantors, Agent and the Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                (b)    "Amendment No. 9 Effective Date" shall mean the first
date on which all of the conditions precedent to the effectiveness of Amendment
No. 9 shall have been satisfied or waived.

                (c)    "Priority Event" shall mean the occurrence of any one or
more of the following: (i) the occurrence and continuance of an Event of Default under Section 10.1(a)(i) of the Loan Agreement with respect to any Borrower's failure to pay any of the Obligations arising pursuant to the Revolving Loans,
Term Loans or Equipment Purchase Term Loans (including principal, interest, fees and expenses attributable thereto); (ii) the occurrence and continuance of an
Event of Default under Sections 10.1(g) or 10.1(h) of the Loan Agreement; or
(iii) the occurrence of any other Event of Default and the acceleration by Agent of the payment of all or a material portion of the Obligations.

                (d)    "Supplemental Term Loan Lenders" shall mean those Lenders
which have either (i) a Commitment for Supplemental Term Loans or (ii)
Supplemental Term Loans owing to it.

                (e)    "Supplemental Term Loans" shall mean, collectively, the
supplemental term loans made by or on behalf of Supplemental Term Loan Lenders to Borrowers as provided for in Section 2.3B hereof; each sometimes being referred to herein individually as a "Supplemental Term Loan".

                (f)    "Supplemental Term Note" shall mean the promissory note
made by Borrowers in favor of Agent for the benefit of Supplemental Term Loan
Lenders in connection with the Supplemental Term Loans made pursuant to Section
2.3B hereof, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                (g)    "WHX Recapitalization" shall mean the following series of
related transactions: (i) the issuance and sale of Capital Stock of WHX, which shall result in the receipt by WHX of Net Cash Proceeds in an amount of not less than $100,000,000, and (ii) the application of such Net Cash Proceeds, promptly after such issuance and sale, FIRST to repay in full the Tranche B Term Loan
Debt and SECOND, to otherwise repay the Obligations in accordance with Section
2.4(b) of the Loan Agreement; PROVIDED, THAT, if an Event of Default shall have occurred and be continuing, such Net Cash Proceeds shall be applied in the manner provided for in Section 2.4(b) of the Loan Agreement unless otherwise agreed by Agent.

         3.     SUPPLEMENTAL TERM LOANS. Section 2 of the Loan Agreement is
hereby amended by adding the following immediately after Section 2.3A:

                "2.3B  Supplemental Term Loans.

                       (a)    Subject to and upon the terms and conditions
                contained herein, each Supplemental Term Loan Lender shall fund its Pro Rata Share of the Supplemental Term Loans to Borrowers,
                from time to time on or prior to December 31, 2006, at the request of Borrowers or Administrative Borrower on behalf of
                Borrowers, in an aggregate principal amount not to exceed
                $10,000,000 as to all Supplemental Term Loan Lenders. Each
                Supplemental Term Loan shall be in an amount of not less than
                $2,500,000 (and in integral multiples of $2,500,000 greater than such amount).

                       (b)    Each Supplemental Term Loan shall be (i) evidenced
                by the Supplemental Term Note executed and delivered by
                Borrowers to Agent, (ii) repaid, together with interest and other amounts payable thereunder, in accordance with the
                provisions of the Supplemental Term Note, this Agreement and the other Financing Agreements, and (iii) secured by all of the
                Collateral.

                       (c)    In addition to the other conditions precedent to
                any Loan or Letter of Credit Accommodation set forth in this
                Agreement, the making of the initial Supplemental Term Loan shall be subject to the satisfaction of each of the following additional conditions precedent as determined by Agent:

                              (i)    Borrowers and Guarantors shall furnish or
                cause to be furnished to Agent such updated budgets, forecasts and projections, as Agent may request, which shall be in form and substance satisfactory to Agent; and

                              (ii)   Borrowers and Guarantors shall furnish or
                cause to be furnished to Agent copies of annual reports on Form
                10-K prepared by or on behalf of WHX and its Subsidiaries with respect to the fiscal years ended December 31, 2004 and December
                31, 2005.

                       (d)    In addition to the other conditions precedent to
                any Loan or Letter of Credit Accommodation set forth in this
                Agreement, the making of each Supplemental Term Loan shall be subject to the satisfaction of each of the following additional conditions precedent as determined by Agent:

                              (i)    Borrowers and Guarantors shall furnish or
                cause to be furnished to Agent not less than five (5) Business
                Days prior written notice of the proposed Supplemental Term
                Loan, which notice shall specify the proposed date and amount of the Supplemental Term Loan and such other information and
                documents as Agent may from time to time request with respect thereto;

                              (ii)   no Default or Event of Default shall exist
                or have occurred and be continuing; and

                              (iii)  the aggregate principal amount of all
                Supplemental Term Loans made by Lenders shall not exceed
                $10,000,000.

                       (e)    The principal amount of each Supplemental Term
                Loan shall be payable (subject to earlier payment as provided herein or in the Supplemental Term Note) in sixty (60) equal, consecutive monthly installments of principal, each in an amount calculated in accordance with clause (f) below, commencing on the first day of the first full month after the date of the making of such Supplemental Term Loan, together with interest and other amounts as provided herein and in the Supplemental
                Term Note; PROVIDED, THAT, the entire unpaid principal amount of the Supplemental Term Loans shall be repaid upon the termination or non-renewal of this Agreement.

                       (f)    The amount of each monthly installment of
                principal in respect of each Supplemental Term Loan (other than the last installment which shall be in an amount equal to the entire unpaid balance of the Supplemental Term Note) shall equal: (i) the original principal amount of such Supplemental
                Term Loan divided by (ii) sixty (60)."

         4.     MANDATORY PREPAYMENTS. Section 2.4 of the Loan Agreement is
hereby amended as follows:

                (a)    Section 2.4(a)(i) of the Loan Agreement is hereby amended
by deleting "and fourth" and replacing it with ", fourth, to the outstanding principal amount of the Supplemental Term Loans, and fifth";

                (b)    Section 2.4(a)(ii) of the Loan Agreement is hereby
amended by deleting "and third" and replacing it with ", third, to the outstanding principal amount of the Supplemental Term Loans, and fourth";

                (c)    Section 2.4(b) of the Loan Agreement is hereby amended by
deleting "and third" and replacing it with ", third, to the outstanding principal amount of the Supplemental Term Loans, and fourth";

                (d)    Section 2.4(c)(i) of the Loan Agreement is hereby amended
by deleting "and fourth" and replacing it with "fourth, to the outstanding principal amount of the Supplemental Term Loans, and fifth";

                (e)    Section 2.4(c)(ii) of the Loan Agreement is hereby
amended by deleting "and third" and replacing it with ", third, to the outstanding principal amount of the Supplemental Term Loans, and fourth";

                (f)    Section 2.4(c)(iii) of the Loan Agreement is hereby
amended by deleting "and fourth" and replacing it with "fourth, to the outstanding principal amount of the Supplemental Term Loans, and fifth"; and

                (g)    Section 2.4(d) of the Loan Agreement is hereby amended by
deleting "the Term Loans, the Equipment Purchase Term Loans" from each place it appears and replacing it with "the Term Loans, the Equipment Purchase Term
Loans, the Supplemental Term Loans".

         5.     INTEREST. Section 3.1(b)(v)(A) of the Loan Agreement is hereby amended by deleting "the Term Loans and the Equipment Purchase Term Loans" and
replacing it with "the Term Loans, the Equipment Purchase Term Loans and the
Supplemental Term Loans".

         6.     SUPPLEMENTAL TERM LOAN FEE. Section 3.2 of the Loan Agreement is
hereby amended by adding the following at the end of such Section:

                       "(d)   On the date on which any Supplemental Term Loan is
                borrowed, Borrowers shall pay to Agent, for the account of
                Supplemental Term Loan Lenders, a facility fee equal to one (1%)
                percent of the original principal amount of such Supplemental
                Term Loan, which fee will be fully earned and payable on the date of funding on which such Supplemental Term Loan is borrowed and which may be charged directly to any loan account of
                Borrowers maintained by Agent; PROVIDED, THAT, no such facility fee shall be payable in respect of the first $2,500,000 of
                Supplemental Term Loans that are borrowed."

         7.     PAYMENTS. Section 6.4(a) of the Loan Agreement is hereby amended by adding the following immediately after the period at the end of the second sentence of such Section:

                "Notwithstanding anything to the contrary contained in this
                Agreement, upon and after the occurrence of a Priority Event, the monetary proceeds of collections of or realization upon any
                Collateral shall be applied in the following order: FIRST, to pay any fees, indemnities or expense reimbursements then due to
                Agent and Lenders from any Borrower or Guarantor; SECOND, to pay interest due in respect of any Loans (including any Special
                Agent Advances but excluding any Supplemental Term Loans);

                THIRD, to pay or prepay principal in respect of Special Agent
                Advances, whether or not then due; FOURTH, to pay or prepay principal in respect of the Loans other than any Special Agent
                Advances and any Supplemental Term Loans, whether or not then due (and including cash collateral for Letter of Credit
                Accommodations in an amount equal to one hundred five (105%)
                percent of the amount of the Letter of Credit Accommodations);
                FIFTH, to pay interest due in respect of the Supplemental Term
                Loans; SIXTH, to pay or prepay principal in respect of the
                Supplemental Term Loans, whether or not then due; and SEVENTH, to pay or prepay any other Obligations, whether or not then due, in such and manner as Agent determines."

         8.     INDEBTEDNESS. Section 9.9(b) of the Loan Agreement is hereby amended by deleting "$500,000" and replacing it with "3,000,000".

         9.     EVENTS OF DEFAULT. Section 10.1 of the Loan Agreement is hereby amended by (a) deleting the period at the end of clause (p) of such Section and replacing with "; or" and (b) inserting the following new clause at the end of such Section:

                "(q) the WHX Recapitalization shall not have occurred on or prior to December 31, 2006."

         10.    TERM. Section 13.1(d) of the Loan Agreement is hereby amended by deleting "and/or the Equipment Purchase Term Loans" from the last sentence of such Section and replacing it with ", the Equipment Purchase Term Loans and/or the Supplemental Term Loans".

         11.    SCHEDULES TO LOAN AGREEMENT. The Loan Agreement is hereby
amended by deleting Schedule 1 to the Loan Agreement and replacing it with the
Schedule set forth on Exhibit A attached to this Amendment No. 9.

         12.    AMENDMENT FEE. In addition to all other fees, charges, interest and expenses payable by any Borrower or Guarantor to Agent or Lenders under the
Loan Agreement and the other Financing Agreements, Borrowers and Guarantors shall pay to Agent, for its own account, an amendment fee in the amount of
$25,000, which fee shall be fully earned and payable as of the Amendment No. 9
Effective Date and may be charged to any loan account of Borrowers.

         13.    REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and
Guarantor hereby represents and warrants to Agent and Lenders the following
(which shall survive the execution and delivery of this Amendment No. 9), the truth and accuracy of which representations and warranties are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

                (a)    this Amendment No. 9 and each other agreement or
instrument to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 9, the
"Amendment Documents") have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is

                                       10

in full force and effect as of the date hereof and the agreements and obligations of each of the Borrowers and Guarantors contained herein and therein constitute the legal, valid and binding obligations of each of the Borrowers and
Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

                (b)    the execution, delivery and performance of this Amendment
No. 9 and the other Amendment Documents, (a) are all within each Borrower's and
Guarantor's corporate powers and (b) are not in contravention of law or the terms of any Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Tranche B Term Loan Agreement)
to which any Borrower or Guarantor is a party or by which any Borrower or
Guarantor or its property are bound;

                (c)    no Default or Event of Default exists or has occurred and
is continuing;

                (d)    the Tranche B Amendment (as defined below) has been
executed and delivered by all parties thereto and is in full force and effect;
and

                (e)    all of the representations and warranties set forth in
the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         14.    CONDITIONS PRECEDENT. The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

                (a)    Agent shall have received this Amendment No. 9, duly
authorized, executed and delivered by Borrowers, Guarantors, Required Lenders and each Lender whose Commitment is being increased pursuant to this Amendment
No. 9;

                (b)    Agent shall have received the Supplemental Term Note, in
form and substance satisfactory to Agent, duly authorized, executed and delivered by Borrowers;

                (c)    Agent shall have received, in form and substance
satisfactory to Agent, a Secretary's Certificate from each Borrower and
Guarantor with respect to, among other things, the resolutions of the Board of
Directors of such Borrower and Guarantor evidencing the adoption and subsistence of resolutions approving the execution, delivery and performance by such
Borrower and Guarantor of this Amendment No. 9 and the other Amendment
Documents;

                (d)    Agent shall have received (i) an amendment to the Tranche
B Term Loan Agreement (the "Tranche B Amendment"), in form and substance satisfactory to Agent, duly authorized, executed and delivered by each of the parties thereto, which Tranche B Amendment shall be in full force and effect,

                                       11

and (ii) an amendment to the Intercreditor Agreement (the "Intercreditor
Amendment"), in form and substance satisfactory to Agent, duly authorized, executed and delivered by Tranche B Term Loan Agent and acknowledged by
Borrowers and Guarantors, which Intercreditor Amendment shall be in full force and effect;

                (e)    Agent shall have received, in form and substance
satisfactory to Agent, an amendment to each of the Mortgages relating to the
Real Property located in the States of Indiana, Rhode Island, Delaware, Ohio,
Wisconsin, Connecticut and Massachusetts, duly authorized, executed and delivered by the applicable Borrower or Guarantor;

                (f)    Agent shall have received, in form and substance
satisfactory to Agent, an endorsement (or a commitment to issue an endorsement)
to the existing title insurance policies relating to Mortgages encumbering the
Real Property located in the States of Indiana, Rhode Island, Delaware, Ohio and
Wisconsin, (i) insuring the priority and amount of such Mortgages (as so amended) and (ii) containing any legally available endorsements, assurances or affirmative coverage requested by Agent for the protection of its interest with respect to such Mortgages (as so amended);

               (g)     Agent shall have received a true and correct copy of any
consent, waiver or approval to or of this Amendment No. 9 or any other Amendment
Documents which any Borrower or Guarantor is required to obtain from any other
Person, and such consent, waiver or approval shall be in form and substance satisfactory to Agent; and

                (h)    no Default or Event of Default shall exist or have
occurred and be continuing.

         15.    MORTGAGES. Solely for purposes of construing the Mortgages and the Obligations secured thereby, the parties hereto agree that (a) the
Supplemental Term Loans shall be deemed to be "Term Loans" and (b) the
Supplemental Term Loans and all Obligations relating thereto shall be secured by the Mortgages and the liens created thereby.

         16.    EFFECT OF THIS AGREEMENT. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 9 Effective Date. To the extent that any provision of the Loan
Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 9, the provisions of this Amendment No. 9 shall control.

         17.    FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes of this Amendment
No. 9.

         18.    GOVERNING LAW. The validity, interpretation and enforcement of this Amendment No. 9 and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of
New York.

                                       12

         19.    BINDING EFFECT. This Amendment No. 9 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         20.    HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No.
9.

         21.    COUNTERPARTS. This Amendment No. 9 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 9 by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 9. Any party delivering an executed counterpart of this Amendment No. 9 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment No. 9.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       13

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be executed on the day and year first above written.

AGENT                                          BORROWERS
-----                                          ---------

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent
                                               HANDY & HARMAN
By: /s/Thomas Grabosky
    -------------------------                  By: /s/Robert K. Hynes
Title: Director                                    ------------------
                                               Title: V.P. & CFO

LENDERS
-------

WACHOVIA BANK, NATIONAL
ASSOCIATION                                    OMG, INC.

By: /s/Thomas Grabosky                         By: /s/Robert K. Hynes
    -------------------------                      -----------------------------
Title: Director                                Title: V.P. & Treasurer

TEXTRON FINANCIAL CORPORATION                  CONTINENTAL INDUSTRIES, INC.

By: /s/ John Thomas                            By: /s/Robert K. Hynes
    -------------------------                      -----------------------------
Title: Sr. Account Executive                   Title: V.P. & Treasurer

BANK OF AMERICA, N.A.                          MARYLAND SPECIALTY WIRE, INC.

By: /s/Cynthia Stannard                         By: /s/Robert K. Hynes
    -------------------------                      -----------------------------
Title: Sr. Vice President                      Title: V.P., CFO & Secretary

                                               HANDY & HARMAN TUBE COMPANY, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                               CAMDEL METALS CORPORATION

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               CANFIELD METAL COATING CORPORATION

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               MICRO-TUBE FABRICATORS, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               INDIANA TUBE CORPORATION

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               LUCAS-MILHAUPT, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               HANDY & HARMAN ELECTRONIC
                                               MATERIALS CORPORATION

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               SUMCO INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                               GUARANTORS
                                               ----------

                                               HANDY & HARMAN OF CANADA, LIMITED

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               ele CORPORATION

                                               By: /s/Robert K. Hynes
                                               -----------------------------
                                               Title: V.P. & Treasurer

                                               ALLOY RING SERVICE INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               DANIEL RADIATOR CORPORATION

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P., Treasurer & Controller

                                               H&H PRODUCTIONS, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               HANDY & HARMAN AUTOMOTIVE
                                               GROUP, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P., Treasurer & Assistant Secretary

                                               HANDY & HARMAN INTERNATIONAL, LTD.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                               HANDY & HARMAN PERU, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               KJ-VMI REALTY, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               PAL-RATH REALTY, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               PLATINA LABORATORIES, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               SHEFFIELD STREET CORPORATION

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               SWM, INC.

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               WILLING B WIRE CORPORATION

                                               By: /s/Robert K. Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                                                    Exhibit A to
                                                                 Amendment No. 9

                             [Intentionally Omitted]